UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

Citizens Independent Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	333-191004	31-1441050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

188 West Main Street Logan, Ohio 43138 (740) 385-8561
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (740) 385-8561

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Directors

On January 27, 2014, pursuant to Citizens Independent Bancorp, Inc.’s (the “Company”) Amended and Restated Regulations, the Board appointed Corby Leach as director to fill the vacancy on the Board of Directors of the Company and its wholly-owned subsidiary, The Citizens Bank of Logan (the “Bank”). Mr. Leach has been appointed to serve on the Audit Committee and the ALCO (Assets and Liabilities) Committee. Mr. Leach will receive $12,000 per year in cash for his service as director of the Bank, consistent with prior practice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS INDEPENDENT BANCORP, INC.

Date: January 31, 2014
	By:	/s/ Ronald R. Reed
Ronald R. Reed
President and Chief Executive Officer